Exhibit 10.2
FIRST AMENDMENT
TO
STOCK PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”), dated as of January 31, 2008, is made by and between clickNsettle.com, Inc., a Delaware corporation (the “Company”), and the Investors listed on Exhibit A hereto (each, an “Investor” and collectively, the “Investors”).
RECITALS
     A. The Company and the Investors (collectively the “Parties”) entered into that certain Stock Purchase Agreement dated as of December 19, 2007 (the “Agreement”).
     B. The Parties desire to amend the Agreement, in the manner and on the terms and conditions hereinafter set forth.
     C. Capitalized terms that are not defined in this Amendment have the meanings ascribed to them in the Agreement. Except as explicitly amended and set forth in this Amendment, all other terms and provisions of the Agreement remain applicable, operative and unchanged.
AGREEMENTS
     NOW, THEREFORE, in consideration of these premises, the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and the Investors hereby agree as follows:
ARTICLE 1 — AMENDMENTS
     1.1 Section 7.1(b)(iii) of the Agreement shall be amended by the deletion of the reference therein to “December 31, 2007” and the insertion in lieu thereof of “January 31, 2008.”
ARTICLE 2 — MISCELLANEOUS
     2.1 Waivers and Amendments. The Agreement and this Amendment may be further amended or modified in whole or in part only by a writing which makes reference to the Agreement and this Amendment executed by the Investors and the Company. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Amendment or any other agreement provided for herein shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Amendment or any other agreement provided for herein.
     2.2 Entire Agreement. The Agreement (together with the Schedules and the Exhibits thereto) and the other agreements and instruments expressly provided for herein, together with this Amendment (together with the Exhibits hereto), set forth the entire understanding of the parties hereto and supersede in their entirety all prior contracts, agreements, arrangements, communications, discussions, representations, and warranties, whether oral or written, among the parties with respect to the subject matter hereof.

     2.3 Governing Law. The Agreement and this Amendment shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.
     2.4 Public Announcements. The parties shall consult with each other before issuing, and provide each other a reasonable opportunity to review and comment upon, any press release or public statement with respect to the Agreement and this Amendment and the transactions contemplated thereby and, except as may be required by applicable law, will not issue any such press release or make any such public statement prior to such consultation.
     2.5 Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument. Any facsimile copy of this Amendment will be deemed an original for all purposes.
     2.6 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Company may not assign or transfer its rights hereunder without the prior written consent of the Investors.
     2.7 Third Parties. Nothing expressed or implied in the Agreement or this Amendment is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their successors and assigns any rights or remedies under or by reason of the Agreement or this Amendment.
     2.8 Schedules. Exhibit A attached to this Amendment is incorporated herein and shall be part of this Amendment for all purposes.
     2.9 Headings. The headings in this Amendment are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Amendment.
     2.10 Interpretation. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.
[Signature Page Follows]

SIGNATURE PAGES TO
FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
BY AND AMONG
CLICKNSETTLE.COM, INC. AND THE INVESTORS
     IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

THE COMPANY: clickNsettle.com, Inc., a Delaware corporation
By:	/s/ Glenn L. Halpryn
	Name:	Glenn L. Halpryn
	Title:	Chairman and President

THE INVESTORS: Frost Gamma Investments Trust
By:	/s/ Phillip Frost

/s/ Dr. Jane Hsiao
Dr. Jane Hsiao

/s/ Steven D. Rubin
Steven D. Rubin

/s/ Subbarao Uppaluri
Subbarao Uppaluri

EXHIBIT A
SCHEDULE OF INVESTORS

Name, Address and	Percentage of
State of Residence	Shares Purchased
Frost Gamma Investments Trust 4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137	80%
Dr. Jane Hsiao 4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137	18%
Steven D. Rubin 4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137	1%
Subbarao Uppaluri 4400 Biscayne Boulevard Suite 1500 Miami, Florida 33137	1%

A-1